SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A1

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 31, 2003
                                                           -------------



                             KINGDOM VENTURES, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 (State of Other Jurisdiction of Incorporation)

         000-32273                                     88-0419183
(Commission File Number)                   (IRS Employer Identification No.)

         1045 STEPHANIE WAY
         MINDEN, NEVADA                                  89423
(Address of Principal Executive Offices)              (Zip Code)

                                 (775) 267-2242
              (Registrant's Telephone Number, Including Area Code)

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

         On July 31, 2003, Kingdom Ventures, Inc., through its majority owned subsidiary Kingdom Communications Group, Inc., signed a definitive agreement under which it will acquired as of February 1, 2003, substantially all of the assets of Blue Hill Media, Inc. relating to the operation of a card-deck mailing system know as "Ministry Values for Growing Churches. The purchase price consists of $450,000 in cash, stock of Kingdom Ventures, Inc. and assumption of liabilities, and is subject to adjustment based on the value of the Kingdom Ventures, Inc. common stock during the next 180 days. Closing of the transaction is expected to occur on or before August 31, 2003.

ITEM 7.     EXHIBITS.

         The following Financial Statements for Blue Hill Media, Inc., d/b/a Christian Values for Growing Churches are filed as pages F-1 through F-10 with this report.

         Report of Auditors                             F-1
         Balance Sheet                                  F-2
         Statement of Operations and Retained Earnings  F-3
         Statement of Cash Flows                        F-4
         Notes to Financial Statements                  F-5

         The unaudited pro forma balance sheet and income statement of Kingdom Ventures, Inc. is filed as pages F-8 through F-9 with this report.

         The following documents are filed as an Exhibit to this report.

2.1* Asset Purchase Agreement dated July 31, 2003, between Blue Hill Media, Inc., a Virginia corporation and Kingdom Communications Group, Inc., a Nevada corporation.

99.1*    Press release date August 4, 2003.

         * Filed with the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 7, 2003 and incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                 KINGDOM VENTURES, INC.


Date: October 10, 2003                           By: /s/ Gene Jackson
                                                    --------------------------
                                                    Gene Jackson, President and
                                                    Chief Executive Officer

                        WRINKLE, GARDNER & COMPANY, P.C.
                          Certified Public Accountants
                                 P. O. Box 1707
                            Friendswood, Texas 77549
                                  281-992-2200


                          Independent Auditor's Report
                          ----------------------------


Board of Directors and Stockholders
Blue Hill Media, Inc. DBA Ministry Values for Growing Churches

We have audited the accompanying balance sheet of Blue Hill Media, Inc. DBA Ministry Values for Growing Churches as of July 31, 2003, and the related statements of operations and retained earnings and cash flows for the period from inception (December 13, 2002) to July 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Blue Hill Media, Inc. DBA Ministry Values for Growing Churches as of July 31, 2003, and the results of its operations and its cash flows for the period from inception (December 13, 2002) to July 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Blue Hill Media, Inc. DBA Ministry Values for Growing Churches will continue as a going concern. As discussed in Note 5 to the financial statements, when a division of AMEN Properties, Inc., the Company suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

WRINKLE, GARDNER & COMPANY, P.C.

October 8, 2003

BLUE HILL MEDIA, INC.  DBA MINISTRY VALUES FOR GROWING CHURCHES
BALANCE SHEET
JULY 31, 2003


ASSETS
CURRENT ASSETS
     Cash                                                                           $        78,327
     Accounts receivable, trade (net of $6,000 allowance for bad debts)                      68,483
                                                                                    ---------------
                                           Total current assets                             146,810

PROPERTY AND EQUIPMENT, AT COST
     Office furniture and fixtures                                                            2,000
     Computer equipment                                                                      10,000
     Software                                                                                 5,000
     Less: Accumulated depreciation                                                          (2,000)
                                                                                    ---------------
                                                                                             15,000

OTHER ASSETS, UNAMORTIZED                                                                   257,000
                                                                                    ---------------
                                               Total assets                         $       418,810
                                                                                    ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Accounts payable and other current liabilities                                 $         6,574
     Due to stockholder                                                                     122,437
     Current portion of long-term debt                                                       33,500
                                                                                    ---------------
                                         Total current liabilities                          162,511

LONG-TERM DEBT, LESS CURRENT PORTION                                                        226,146

STOCKHOLDER'S EQUITY
     Retained earnings                                                                       30,153
                                                                                    ---------------
                                        Total stockholder's equity                           30,153
                                                                                    ---------------
                                Total liabilities and stockholder's equity          $       418,810
                                                                                    ===============



See accompanying summary of accounting policies and notes financial statements.

BLUE HILL MEDIA, INC.  DBA MINISTRY VALUES FOR GROWING CHURCHES
STATEMENT OF OPERATIONS AND RETAINED EARNINGS
PERIOD FROM INCEPTION (DECEMBER 13, 2002) TO JULY 31, 2003



Revenue                                                                 $        567,057
Cost of goods sold:
    Printing expense                                                             201,397
    Postage and delivery expense                                                 231,275
                                                                        ----------------
                                                                                 432,672
                                                                        ----------------
                                                                                 134,385

Operating expenses:
    General and administrative                                                   102,232
    Depreciation and amortization expense                                          2,000
                                                                        ----------------
                                      Total operating expenses                   104,232
                                                                        ----------------
                                             Net income                           30,153

Retained earnings at beginning of period                                               0
                                                                        ----------------
Retained earnings at end of period                                      $         30,153
                                                                        ================



See accompanying summary of accounting policies and notes financial statements.

BLUE HILL MEDIA, INC.  DBA MINISTRY VALUES FOR GROWING CHURCHES
STATEMENT OF CASH FLOWS
PERIOD FROM INCEPTION (DECEMBER 13, 2002) TO JULY 31, 2003



OPERATING ACTIVITIES
     Net income                                                                    $       30,153
     Adjustments to reconcile net income to net cash
         (used in) operating activities:
            Provision for bad debts                                                         6,000
            Depreciation and amortization                                                   2,000
         Changes in operating assets and liabilities:
            Accounts receivable, trade                                                    (74,483)
            Accounts payable and other current liabilities                                  6,574
                                                                                   --------------
     NET CASH (USED IN) OPERATING ACTIVITIES                                              (29,756)

FINANCING ACTIVITIES
     Cash received through assumption of note payable                                       1,000
     Principal payments on note payable                                                   (15,354)
     Related party                                                                        122,437
                                                                                   --------------
     NET CASH PROVIDED BY FINANCING ACTIVITIES                                            108,083
                                                                                   --------------
                                    INCREASE IN CASH AND CASH EQUIVALENTS                  78,327
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                                0
                                                                                   --------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                         $       78,327
                                                                                   ==============

SUPPLEMENTAL DISCLOSURES:
     Cash paid for interest                                                        $       11,000
                                                                                   ==============
NON-CASH ACTIVITIES:
     Assets acquired through assumption of note payable                            $      274,000
                                                                                   ==============





See accompanying summary of accounting policies and notes financial statements.

BLUE HILL MEDIA, INC.  DBA MINISTRY VALUES FOR GROWING CHURCHES
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2003

1.  BUSINESS

On December 13, 2002, Blue Hill Media, Inc. (Blue Hill) purchased certain assets from AMEN Properties, Inc. (AMEN) related to the direct mail advertising division of AMEN for a promissory note of $275,000 and a 3.5% net profits interest in the business' future gross margin. From that date forward, the operations of Blue Hill have been a distinct business which generates advertising revenue through the issuance of mailers called "card decks". Six times annually, Blue Hill will distribute these card decks to over 225,000 churches bringing awareness of over fifty ad clients' products in each mailing.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with U. S. generally accepted accounting principles requires management to make estimates that affect the reported amounts of assets, liabilities, sales, and expenses. Actual results could differ from the estimates used.

CASH FLOW INFORMATION

For cash flow purposes,  cash includes cash  equivalents  such as time deposits,
certificates   of  deposit,   short-term   investments  and  all  highly  liquid
instruments with original maturities of three months or less.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts of the Company's accounts receivable and accounts payable approximate their fair values due to the short-term maturities of these instruments.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

Management has determined that an allowance of $6,000 for doubtful accounts is necessary as of July 31, 2003.

PROPERTY AND EQUIPMENT

Property and equipment are presented at cost. Depreciation is computed at rates sufficient to amortize the cost of the assets over their estimated useful lives of five years, using the straight-line method.

INCOME TAXES

The Company follows the liability method for deferred income taxes as required by the provisions of SFAS No. 109, "Accounting for Income Taxes."

SEGMENT AND GEOGRAPHIC INFORMATION

Blue Hill operates in one principal business segment across domestic markets in the United States.

CONCENTRATIONS OF CREDIT RISK

As of July 31, 2003, there were no customers that represented a significant percentage of sales or accounts receivable. Concentrations with respect to trade receivables are generally limited due to the Company's number of customers and their geographic and economic dispersion. Financial instruments that potentially subject the Company to credit risks consist primarily of accounts receivable.

IMPAIRMENT OF LONG-LIVED ASSETS

Blue Hill reviews the carrying values of its long-lived and identifiable intangible assets for possible impairment, at least annually, or whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable.

NEW ACCOUNTING STANDARDS

Blue Hill accounts for goodwill under Statement of Financial Accounting Standards (SFAS) No. 142, Goodwill and Other Intangible Assets. Under SFAS No. 142, goodwill is no longer amortized but is tested for impairment using a fair value approach. An impairment charge is recognized for any amount by which the carrying amount of goodwill exceeds its fair value. Discounted cash flows are used to establish fair values.

Blue Hill adopted the provisions of SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." The adoption of SFAS No. 144 has not had a material effect on Blue Hill's financial statements.

Blue Hill adopted the provisions of SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure." SFAS No. 148 provides alternative methods of transition to SFAS No. 123, "Accounting for Stock-Based Compensation, " fair value method of accounting for stock-based employee compensation if a company elects to adopt these provisions. SFAS No. 148 also specifies required disclosures of an entity's accounting policy with respect to stock-based employee compensation on reported net earnings and earnings per share in annual and interim financial statements.

Blue Hill adopted the provisions of the EITF Issue No. 02-17, "Recognition of Customer Relationship Intangible Assets Acquired in a Business Combination." EITF Issue No. 02-17 addresses the intangible asset recognition criteria of SFAS No. 141, "Business Combinations," and provides that an intangible asset related to customer relationship intangibles may exist even thought the relationship is not evidenced by a contract. The adoption of this consensus resulted in $257,000 being recorded as an intangible asset apart from goodwill.

REVENUE RECOGNITION

Blue Hill recognizes advertising revenue when the card deck is finalized at the printer.

3.  FEDERAL INCOME TAXES

There has been no provision for U.S. federal or state taxes for the period because it is anticipated that Blue Hill will incurred losses in all periods and for all jurisdictions.

Deferred income taxes reflect the net tax affects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. No deferred income taxes exist as of July 31, 2003.

4.  LONG-TERM DEBT

The note payable is to AMEN in the original amount of $275,000. The note bears interest at 6% per annum. Quarterly installments began April 10, 2003, equal to 20% of the gross margin of the company's operations for the prior calendar quarter, with all remaining unpaid principal and interest due on January 10, 2010.




Future maturities of long-term debt are estimated as follows as of July 31, 2003:

                                              2004            $       33,500
                                              2005                    33,500
                                              2006                    33,500
                                              2007                    33,500
                                              2008                    33,500
                                           Thereafter                 92,146
                                                              ---------------
                                                              $      259,646
                                                              ===============

5.  GOING CONCERN


These statements are presented on the basis that Blue Hill is a going concern. Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. While a division of AMEN, the Company incurred substantial losses.

Management plans to fund upcoming operations through advances from its parent company, Kingdom Ventures, Inc. Should Blue Hill need additional financing, management intends to raise the additional capital through public and/or private equity and/or debt financing.

KINGDOM VENTURES, INC. (FORMERLY LEGENDS OF THE FAITH, INC.)
UNAUDITED PRO FORMA BALANCE SHEET
JULY 31, 2003


                                                                                                    Pro           Pro
                                                                      Kingdom      Blue Hill       Forma         Forma
                                                                    Ventures, Inc. Media, Inc.   Adjustments     Total
                                                                    -------------------------------------------------------
ASSETS
    Current assets                                                  $    455,221 $     146,810 $             $     602,031
    Property and equipment, net                                          198,453        15,000                     213,453
    Other assets                                                         950,904       257,000       180,000     1,387,904
                                                                    -------------------------------------------------------
                             Total assets                           $  1,604,578 $     418,810 $     180,000 $   2,203,388
                                                                    =======================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
    Current liabilities                                             $  1,201,558 $     179,011 $             $   1,380,569
    Long-term liabilities                                                      0       209,646                     209,646
    Minority interest                                                     10,254             0                      10,254
    Stockholders' equity                                                 392,766        30,153       180,000       602,919
                                                                    -------------------------------------------------------
              Total liabilities and stockholders' equity            $  1,604,578 $     418,810 $     180,000 $   2,203,388
                                                                    =======================================================

Pro forma adjustments reflect intangible asset recorded related to customer list and issuance of common stock as if transaction had occurred February 1, 2003 and includes all material adjustments considered necessary by management for presentation in accordance with generally accepted accounting principles.

KINGDOM VENTURES, INC. (FORMERLY LEGENDS OF THE FAITH, INC.)
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JULY 31, 2003


                                                                                                     Pro
                                                                 Kingdom         Blue Hill          Forma            Forma
                                                               Ventures, Inc.   Media, Inc.      Adjustments         Total
                                                              ------------------------------------------------------------------
   Revenues                                                   $    2,188,358   $      567,057   $                $    2,755,415
   Expenses                                                        6,010,747          536,904                         6,547,651
                                                              ------------------------------------------------------------------
   Loss from operations                                           (3,822,389)          30,153                        (3,792,236)
   Other income (expense)                                              1,536                0                             1,536
                                                              ------------------------------------------------------------------
   Net income (loss) before minority interest                     (3,820,853)          30,153                        (3,790,700)

   Minority interest                                                  12,069                0                            12,069
                                                              ------------------------------------------------------------------
   Net income (loss)                                          $   (3,808,784)  $       30,153   $            0   $   (3,778,631)
                                                              ==================================================================

   Net income (loss) per share -
   basic and diluted                                          $        (0.24)                                    $        (0.24)
                                                              ===============                                    ===============

   Weighted average common shares, basic and diluted              15,874,759                                         15,874,759


The unaudited pro forma statement of operations for the six months ended July 31, 2003 reflects the acquisition by Kingdom Ventures, Inc. of Blue Hill Media, Inc. on July 31, 2003 as if it had occurred on February 1, 2003. The unaudited pro forma statement of operations presented above should be read along with the consolidated financial statements filed on Form 10K-SB as of and for the year ended January 31, 2003 of Kingdom Ventures, Inc.

The pro forma financial data do not purport to represent what Kingdom Ventures, Inc.'s consolidated financial position or results of operations would actually have been if such transaction in fact had occurred on February 1, 2003 and are not necessarily representative of Kingdom Ventures, Inc.'s consolidated financial position or results of operations for any future period. Since the acquired entity was not under common control of management prior to its acquisition by Kingdom Ventures, Inc., the historical consolidated results may not be comparable to, or indicative of, future performance.

EXHIBIT INDEX

2.1* Asset Purchase Agreement dated July 31, 2003, between Blue Hill Media, Inc., a Virginia corporation, and Kingdom Communications Group, Inc., a Nevada corporation.

99.1*    Press release date August 4, 2003.

         *Incorporated by reference to the exhibits filed with the Current Report on Form 8-K on August 7, 2003.


                                       3